UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               JULY 30, 2003
              Date of report (date of earliest event reported)

                                ALDILA, INC.
           (Exact name of registrant as specified in its charter)

          Delaware                0-21872            13-3645590
(State or other jurisdiction    (Commission       (I.R.S Employer
     of incorporation)          File Number)    Identification No.)

                 13450 STOWE DRIVE, POWAY, CALIFORNIA 92064
                  (Address of principal executive offices)

                               (858) 513-1801
                        (Registrant's Telephone No.)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

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Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a)   Financial Statements of Business Acquired.

                Not applicable

          (b)   Pro Forma Financial Information.

                Not applicable

          (c)   Exhibits

                99.1 Press Release of Aldila, Inc., dated July 30, 2003,
                     regarding financial results for the second quarter of 2003.

Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

          On July 30, 2003, Aldila, Inc. publicly announced financial results for the second quarter of 2003. For further information, please refer to the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.

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                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALDILA, INC.

      Dated:   July 31, 2003                 By:  /s/ Robert J. Cierzan
                                                 ---------------------------
                                                 Name: Robert J. Cierzan
                                                 Title: Vice President,
                                                        Secretary and Treasurer

                                EXHIBT INDEX
                                ------------


         Exhibit No.    Document
         -------------  -------------
         99.1           Press Release of Aldila, Inc., dated July 30,
                        2003, regarding financial results for the second quarter of 2003.